PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Flexible
Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY X SERIES (“X SERIES”)
PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY B SERIES (“B SERIES”)
PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY L SERIES (“L SERIES”)
PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY C SERIES (“C SERIES”)
(Applicable to contracts with applications signed from 03/15/2010 - 02/24/2013)
Flexible Premium Deferred Annuities

Updating Summary Prospectus
May 1, 2025

You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”. An updated statutory prospectus for the Prudential Premier Retirement Variable Annuity B Series, L Series, C Series and X Series Annuity Contract is currently available online, which contains more information about the contract, including its features, benefits, and risks. You can find the statutory prospectus and other information about the contract online at www.prudential.com/regdocs/PLNJ-Premier-XBLC-NY-STAT. You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com.

These Annuities were only offered for sale in the State of New York.

This Updating Summary Prospectus incorporates by reference the Prudential Premier Retirement Variable Annuity B Series, L Series, C Series and X Series prospectus and Statement of Additional Information (SAI), both dated May 1, 2025, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.

PPRTNY2PROS-USP

GLOSSARY OF TERMS

Many terms used within this Updating Summary Prospectus are described within the text where they appear. Not all the descriptions of those terms are repeated in this Glossary of Terms.

Account Value: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Investment Option: A Sub-account or other option available as of any given time to which Account Value may be allocated.

Issue Date: The effective date of your Annuity.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

Portfolio: An underlying mutual fund in which a Sub-account of the Separate Account invests.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Separate Account: Refers to the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company of New Jersey. Separate Account assets that are held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

we, us, our: Pruco Life Insurance Company of New Jersey.

you, your: The Owner(s) shown in the Annuity.

May 1, 2025Updating Summary Prospectus 1

UPDATED INFORMATION ABOUT YOUR CONTRACT

Please see below for a summary of changes that have been made to the contract since the date of the last statutory prospectus, May 1, 2024. This may not reflect all of the changes that have occurred since you entered into your Contract and not all changes may be applicable to you.

•	AST Academic Strategies Asset Allocation Portfolio was renamed AST Multi-Asset Diversified Plus Portfolio.

•	AST Advanced Strategies Portfolio was renamed AST Multi-Asset Diversified Portfolio.

•	AST Bond Portfolio 2024 was liquidated.

•	AST Bond Portfolio 2036 is a new portfolio.

•	AST Capital Growth Asset Allocation Portfolio was renamed AST Aggressive Asset Allocation Portfolio.

•	AST ClearBridge Dividend Growth Portfolio merged into AST Large-Cap Core Portfolio.

•	AST Cohen & Steers Realty Portfolio merged into AST Large-Cap Core Portfolio.

•	AST Emerging Markets Equity Portfolio merged into AST International Equity Portfolio.

•	AST Global Bond Portfolio merged into AST Core Fixed Income Portfolio.

•	AST High Yield Portfolio merged into AST Core Fixed Income Portfolio.

•	AST J.P. Morgan Global Thematic Portfolio was renamed AST J.P. Morgan Moderate Multi-Asset Portfolio.

•	AST J.P. Morgan Tactical Preservation Portfolio was renamed AST J.P. Morgan Conservative Multi-Asset Portfolio.

•	AST Large-Cap Core Portfolio was renamed AST Large-Cap Equity Portfolio.

•	AST MFS Global Equity Portfolio merged into AST Large-Cap Core Portfolio.

•	AST Mid-Cap Growth Portfolio merged into AST Large-Cap Growth Portfolio.

•	AST Mid-Cap Value Portfolio merged into AST Large-Cap Value Portfolio.

•	AST Prudential Growth Allocation Portfolio was renamed AST PGIM Aggressive Multi-Asset Portfolio.

•	AST Small-Cap Growth Portfolio was renamed AST Small-Cap Equity Portfolio.

•	AST Small-Cap Value Portfolio merged into AST Small-Cap Growth Portfolio.

•	AST T. Rowe Price Asset Allocation Portfolio merged into AST Balanced Asset Allocation Portfolio.

•	AST T. Rowe Price Growth Opportunities Portfolio was renamed AST J.P. Morgan Aggressive Multi-Asset Portfolio.

•	AST T. Rowe Price Natural Resources Portfolio merged into AST Large-Cap Core Portfolio.

May 1, 2025Updating Summary Prospectus 2

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals

For B Series: If you withdraw money from the Annuity within 7 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the Purchase Payment, and a surrender charge may be assessed up to 7 years after the last Purchase Payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
For C Series: None.
For L Series: If you withdraw money from the Annuity within 4 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the Purchase Payment, and a surrender charge may be assessed up to 4 years after the last Purchase Payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
For X Series: If you withdraw money from the Annuity within 9 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is 9.0% of the Purchase Payment, and a surrender charge may be assessed up to 9 years after the last Purchase Payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $9,000 on a $100,000 withdrawal. Credits may also be recaptured if you take an Early Withdrawal.
For more information on early withdrawal charges, please refer to the “Charges” section of  the statutory prospectus.

Transaction Charges

In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the “Charges” section of  the statutory prospectus.

May 1, 2025Updating Summary Prospectus 3

Important Information You Should Consider About the Annuity
Fees and Expenses
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract B Series C Series L Series X Series	After 9th Annuity Year 1.300%* 1.300%* 1.300%* 1.300%*	During first 9 Annuity Years 1.320%* 1.773%* 1.719%* 1.872%*
	Investment options (Portfolio fees and expenses)	0.29%*	4.41%*
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.40%*	2.00%
* Charge based on average daily net assets allocated to the Sub-accounts.

Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that  substantially increase costs.

	Lowest Annual Cost B Series - $1,629 C Series - $2,089 L Series - $2,038 X Series - $2,192	Highest Annual Cost B Series - $8,210 C Series - $8,648 L Series - $8,599 X Series - $8,745
Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio fees and expenses No optional benefits No sales charges No additional Purchase Payments, transfers or withdrawals

Assumes:

  Investment of $100,000

  5% annual appreciation

  Most expensive combination of optional benefits and Portfolio fees and expenses

  No sales charges

  No additional Purchase Payments, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the “Fee Table” section of the statutory prospectus.

May 1, 2025Updating Summary Prospectus 4

Risks
Risk of Loss

You can lose money by investing in the Annuity. You can also lose value from Credits if they are recaptured by us.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

Not a Short-Term Investment

The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

Risks Associated with Investment Options

An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Annuity, each of which has its own unique risks. You should review the Investment Options before making an investment decision.
For more information on the risks associated with Investment Options, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

Insurance Company Risks

An investment in the Annuity is subject to the risks related to Pruco Life Insurance Company of New Jersey. Any obligations (including under any fixed rate option), guarantees, or benefits are subject to the claims-paying ability of Pruco Life Insurance Company of New Jersey. More information about Pruco Life Insurance Company of New Jersey is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

Restrictions
Investments

You may make twenty (20) free transfers between Investment Options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
If you select an optional benefit, your selection of Investment Options may be limited.
Pruco Life Insurance Company of New Jersey reserves the right to remove or substitute Portfolios as Investment Options.
We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the “Charges” section, “Appendix A,” the “What are the Separate Accounts?” section and the “Financial Professional Permission to Forward Transaction Instructions” section of  the statutory prospectus.

Optional Benefits

You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase one or more optional benefits, we will deduct an additional charge on a daily or quarterly basis from your Account Value allocated to the Sub-accounts. The charge for each optional benefit is deducted in addition to the insurance charge due to the increased insurance risk associated with the optional benefits. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the “Benefits Available Under the Contract” section of  the statutory prospectus.

Taxes
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of the statutory prospectus.

Conflicts of Interest
Investment Professional Compensation

Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investments in the Annuity.
For more information on investment professional compensation, please refer to the “Who Distributes the Annuities?” section of  the statutory prospectus.

May 1, 2025Updating Summary Prospectus 5

Conflicts of Interest
Exchanges

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the “Who Distributes the Annuities?” section of the statutory prospectus.

May 1, 2025Updating Summary Prospectus 6

APPENDIX A – PORTFOLIOS AVAILABLE UNDER THE ANNUITY

The following is the list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PLNJ-Premier-XBLC-NY-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Allocation	AST Aggressive Asset Allocation Portfolio (formerly AST Capital Growth Asset Allocation Portfolio)1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.86%	14.40%	8.29%	8.02%
Allocation	AST Balanced Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.85%	11.90%	6.47%	6.66%
Fixed Income	AST Bond Portfolio 20251,2,♦ PGIM Fixed Income PGIM Limited	0.96%	5.36%	1.94%	2.37%
Fixed Income	AST Bond Portfolio 20261,2,♦ PGIM Fixed Income PGIM Limited	0.96%	4.57%	1.04%	N/A
Fixed Income	AST Bond Portfolio 20271,2,♦ PGIM Fixed Income PGIM Limited	0.96%	3.78%	0.40%	N/A
Fixed Income	AST Bond Portfolio 20281,2,♦ PGIM Fixed Income PGIM Limited	0.95%	2.61%	0.39%	N/A
Fixed Income	AST Bond Portfolio 20291,2,♦ PGIM Fixed Income PGIM Limited	0.96%	1.47%	0.00%	N/A
Fixed Income	AST Bond Portfolio 20301,2,♦ PGIM Fixed Income PGIM Limited	0.96%	1.00%	-0.66%	N/A
Fixed Income	AST Bond Portfolio 20311,2,♦ PGIM Fixed Income PGIM Limited	0.95%	0.22%	N/A	N/A
Fixed Income	AST Bond Portfolio 20321,2,♦ PGIM Fixed Income PGIM Limited	0.93%	-0.63%	N/A	N/A

May 1, 2025Updating Summary Prospectus A-1

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Fixed Income	AST Bond Portfolio 20331,2,♦ PGIM Fixed Income PGIM Limited	0.96%	-1.80%	N/A	N/A
Fixed Income	AST Bond Portfolio 20341,2,♦ PGIM Fixed Income PGIM Limited	0.96%	-2.51%	N/A	N/A
Fixed Income	AST Bond Portfolio 20351,2,♦ PGIM Fixed Income PGIM Limited	0.96%	N/A	N/A	N/A
Fixed Income	AST Bond Portfolio 20361,2,♦ PGIM Fixed Income PGIM Limited	0.82%	N/A	N/A	N/A
Fixed Income	AST Core Fixed Income Portfolio[1] J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Limited Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	0.68%	1.44%	-0.93%	1.72%
Fixed Income	AST Government Money Market Portfolio[1] PGIM Fixed Income	0.58%	4.76%	2.14%	1.40%
Equity	AST International Equity Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC Putnam Investment Management LLC	1.00%	5.46%	5.52%	7.25%
Fixed Income	AST Investment Grade Bond Portfolio1,3,♦ PGIM Fixed Income PGIM Limited	0.69%	1.95%	1.29%	2.66%
Allocation	AST J.P. Morgan Aggressive Multi-Asset Portfolio (formerly AST T. Rowe Price Growth Opportunities Portfolio)1,♦,‡ J.P. Morgan Investment Management Inc.	0.96%	12.27%	7.37%	7.79%
Allocation	AST J.P. Morgan Conservative Multi-Asset Portfolio (formerly AST J.P. Morgan Tactical Preservation Portfolio)1,♦ J.P. Morgan Investment Management Inc.	0.92%	6.20%	3.49%	4.14%
Allocation	AST J.P. Morgan Moderate Multi-Asset Portfolio (formerly AST J.P. Morgan Global Thematic Portfolio)1,♦ J.P. Morgan Investment Management Inc.	0.99%	9.83%	5.72%	5.93%
Equity	AST Large-Cap Equity Portfolio (formerly AST Large-Cap Core Portfolio)[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP J.P. Morgan Investment Management Inc. PGIM Quantitative Solutions LLC	0.83%	24.15%	12.51%	11.09%

May 1, 2025Updating Summary Prospectus A-2

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Equity	AST Large-Cap Growth Portfolio[1] Clearbridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management Inc. T. Rowe Price Associates, Inc. Putnam Investment Management LLC	0.86%	30.16%	15.38%	15.50%
Equity	AST Large-Cap Value Portfolio1,♦ ClearBridge Investments, LLC Dimensional Fund Advisors LP Hotchkis and Wiley Capital Management, LLC J.P. Morgan Investment Management Inc. Putnam Investment Management LLC	0.79%	9.93%	9.72%	8.82%
Allocation	AST Multi-Asset Diversified Plus Portfolio (formerly AST Academic Strategies Asset Allocation Portfolio)1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. Morgan Stanley Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC Systematica Limited	1.13%	7.71%	3.78%	4.05%
Allocation	AST Multi-Asset Diversified Portfolio (formerly AST Advanced Strategies Portfolio)1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC	0.88%	11.00%	5.94%	6.81%
Allocation	AST PGIM Aggressive Multi-Asset Portfolio (formerly AST Prudential Growth Allocation Portfolio)[1] Jennison Associates LLC PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate	0.90%	13.69%	6.26%	6.60%
Allocation	AST Preservation Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.88%	7.80%	3.34%	4.34%
Allocation	AST Quantitative Modeling Portfolio1,♦ PGIM Quantitative Solutions LLC PGIM Fixed Income PGIM Limited Jennison Associates LLC	1.05%	14.14%	7.01%	7.18%

May 1, 2025Updating Summary Prospectus A-3

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Equity	AST Small-Cap Equity Portfolio (formerly AST Small-Cap Growth Portfolio)1,♦ Boston Partners Global Investors, Inc. Dimensional Fund Advisors LP Driehaus Capital Management LLC Hotchkis and Wiley Capital Management, LLC TimesSquare Capital Management, LLC	0.97%	14.86%	8.61%	9.69%
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	8.36%	8.02%	8.66%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.29%	24.65%	14.19%	12.80%
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
1.	These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond Portfolio Sub-account or a fixed account (those AST bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(1)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(2)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(3)	a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
2.	Please note that you may not allocate Purchase Payments to the target date bond Portfolios (e.g., AST Bond Portfolio 2025).
3.	The AST Investment Grade Bond variable Investment Option is not available for allocation of Purchase Payments or contract Owner transfers.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.
‡	The Portfolio has certain restrictions regarding availability for investment by Contract Owners as listed below.
AST J.P. Morgan Aggressive Multi-Asset Portfolio (formerly AST T. Rowe Price Growth Opportunities Portfolio) This Portfolio is not available with the X Series product.

May 1, 2025Updating Summary Prospectus A-4

LIMITATIONS WITH OPTIONAL BENEFITS

As a condition to your electing certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly rebalancing. We call the second group (Group II) our “Custom Portfolios Program.” The Custom Portfolios Program offers a larger menu of Portfolios, but you are subject to certain other restrictions. Specifically:

•	you must allocate at least 20% of your Account Value to certain fixed income Portfolios (currently, the AST Core Fixed Income Portfolio); and

•	you may allocate up to 80% in the Portfolios listed in the table below; and

•	on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

•	between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and

•	if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

 While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and 2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively.

Group I: Allowable Benefit Allocations

Highest Daily Lifetime Income v2.1
Spousal Highest Daily Lifetime Income v2.1
Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit
Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit
Highest Daily Lifetime Income 2.0
Spousal Highest Daily Lifetime Income 2.0
Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit
Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit Highest Daily Lifetime Income
Spousal Highest Daily Lifetime Income
Highest Daily Lifetime 6 Plus
Spousal Highest Daily Lifetime 6 Plus
GRO Plus II
Highest Daily GRO II
Highest Anniversary Value Death Benefit

AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST J.P. Morgan Conservative Multi-Asset Portfolio
AST J.P. Morgan Moderate Multi-Asset Portfolio
AST Multi-Asset Diversified Plus Portfolio
AST Multi-Asset Diversified Portfolio
AST PGIM Aggressive Multi-Asset Portfolio
AST Preservation Asset Allocation Portfolio

May 1, 2025Updating Summary Prospectus A-5

Group II: Custom Portfolios Program

Highest Daily Lifetime Income
Spousal Highest Daily Lifetime Income
Highest Daily Lifetime 6 Plus
Spousal Highest Daily Lifetime 6 Plus
GRO Plus II
Highest Daily GRO II
Highest Anniversary Value Death Benefit

AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Government Money Market Portfolio
AST International Equity Portfolio
AST J.P. Morgan Conservative Multi-Asset Portfolio
AST J.P. Morgan Moderate Multi-Asset Portfolio
AST Large-Cap Equity Portfolio
AST Large-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Multi-Asset Diversified Plus Portfolio
AST Multi-Asset Diversified Portfolio
AST PGIM Aggressive Multi-Asset Portfolio
AST Preservation Asset Allocation Portfolio
AST Small-Cap Equity Portfolio

May 1, 2025Updating Summary Prospectus A-6

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000082409	PPRTNY2PROS-USP